Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity

Common Stock Dividend: The Company paid a quarterly cash dividend each quarter of 2018. The first quarter dividend declared was $0.12 per share and paid in April 2018. The dividend declared was increased to $0.14 per share in the second, third and fourth quarters of 2018. The second and third quarter dividend declared were paid in July and October. The fourth quarter dividend was paid in January, 2019. During 2018 the Company paid $4.7 million in common stock cash dividends.

In May 2018 the Company declared a 10% common stock dividend to shareholders (802,284 shares). All share and per share information have been retroactively adjusted to give effect to this stock dividend for the periods presented.

The timing and amount of future dividends will be within the discretion of the Board of Directors and will depend on the consolidated earnings, financial condition, liquidity, and capital requirements of the Company and its subsidiaries, applicable governmental regulations and policies, and other factors deemed relevant by the Board.

Treasury Stock: The Company, in 2015, announced plans to purchase up to 500,000 shares of its own stock. During 2016, the Company purchased 294 shares at an average cost of $12.61 per share.

Stock Options: In 2015, the shareholders approved the 2015 Equity Incentive Plan (the "Plan"). The Plan is a "non-qualified" stock option plan. Under the plan, stock options have generally been granted with an exercise price equal to the fair value of the company’s common stock on the grant date. All options issued have a 10-year contractual term and vest over five years.

In January 2016, the Company awarded 145,300 options to its directors and certain officers and employees. In August 2018, the Company awarded 124,000 options to its directors and certain officers and employees. Compensation expense related to options is measured based on the grant-date fair value determined using the Black-Scholes valuation model. The outstanding options at December 31, 2018 have a weighted average exercise price of $14.36.

Net compensation expense for the employees and directors’ option grants recognized during 2018 and 2017 amounted to $104,200 and $72,400, respectively. The remaining unrecognized compensation expense at December 31, 2018 is $$588,700.

The following table summarizes stock option activity of employees and directors for the year ended December 31, 2018.

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at January 1, 2018	162,392	$9.45
Granted	124,000	$22.15
Exercised	(5,820)	$9.23
Expired/terminated	(4,368)	$9.42
10% Stock dividend adjustment	15,380	$8.59
Outstanding at December 31, 2018:	291,584	$14.36	8.2	$1,674,894
Exercisable at December 31, 2018:	65,119	$8.59	7.1	$650,823

Preferred Stock: In December of 2013, the Company completed a private placement of newly designated 6% Non-Cumulative Perpetual Convertible Preferred Stock, Series B, with a liquidation preference of $1,000 per share. The Company sold 20,000 shares in the placement for gross proceeds of $20.0 million. Each share of Series B Preferred Stock is convertible, at the option of the holder into approximately 125.05 shares of Common Stock at December 31, 2018. There were 1,224 shares of Series B Preferred Stock outstanding at December 31, 2018. Upon full conversion of the outstanding shares of the Series B Preferred Stock, the Company will issue approximately 153,085 shares of Common Stock assuming that the conversion rate does not change. The conversion rate and the total number of shares to be issued would be adjusted for future stock dividends, stock splits and other corporate actions. The conversion rate was set using a conversion price for the common stock of $10.64, which was approximately 20% over the closing price of the Common Stock on October 10, 2013, the day the Series B Preferred Stock was priced.

The Company has recorded dividends on preferred stock in the approximate amount of $0.4 million and $1.1 million for the years ended December 31, 2018 and 2017, respectively. The preferred stock qualifies for and is accounted for as equity securities and is included in the Company’s Tier I capital since issued.

Non-controlling interests: The Company has a joint venture with Bridgestone Capital LLC in PDL LLC, a joint venture formed in 2018 to originate short-term alternative real estate loan products. The Company has a 51% ownership interest in the joint venture. For the year ended December 31, 2018, Bridgestone Capital LLC made a $1.2 million capital contribution to PDL.